SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                 August 13, 2001



                         CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
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        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 13, 2001, Caliber Learning Network, Inc. (the "Company") filed with the United States Bankruptcy Court for the District of Maryland (the "Court"):
(i) Motion for Approval of Asset Purchase Agreement with Sylvan Learning Systems, Inc. ("Sylvan"); and (ii) Emergency Motion for an Order Establishing Bidding Procedures For Sale of Substantially All of Its Assets Free and Clear of Liens, Claims, Encumbrances and Interests Pursuant to Asset Purchase Agreement (collectively, the "Motions"). The Motions are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. The Motions were submitted to the Court for approval of the sale of substantially all of the assets of the Company's business to Sylvan for Seven Hundred and Fifty Thousand Dollars ($750,000). On August 21, 2001, the Court granted the Company's Emergency Motion for an Order Establishing Bidding Procedures For Sale of Substantially All of Its Assets Free and Clear of Liens, Claims, Encumbrances and Interests Pursuant to Asset Purchase Agreement. Attached to the Motions as exhibits are the following: (i) the Asset Purchase Agreement by and between the Company and Sylvan dated August 13, 2001; (ii) the Proposed Notice of Sale;
(iii) the Proposed Notice to Cure Claimants; (iv) the Proposed Court Order Granting Debtor's Motion for Approval of Asset Purchase Agreement with Sylvan Learning Center, Inc.; and (v) Court Order Establishing Bidding Procedures For Sale of Substantially All of the Debtor's Assets Free and Clear of Liens, Claims, Encumbrances and Interests Pursuant to Asset Purchase Agreement dated August 21, 2001.

The  proposed  transaction  is  structured  as a sale of assets  under 11 U.S.C.
Section 363 and is subject to the approval of and such additional conditions as may be imposed by the Court. The Press Release announcing the sale of the Company's assets is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

The Company issued a press release announcing, among other things, that the Company voluntarily filed for protection under Chapter 11 of the U.S. Bankruptcy Code (the "Code") in Baltimore, Maryland (a copy of the Press Release was attached to the Current Report on Form 8-K filed by the Company on June 15, 2001 on the EDGAR System which is hereby incorporated by reference). During the pendency of the Chapter 11 proceedings, the Company is required to file Monthly Operating Reports with the Office of the United States Trustee in Baltimore, Maryland, in accordance with the Code. On July 31, 2001, the Company manually filed with the U.S. Securities and Exchange Commission (the "SEC") a request for no enforcement action to be taken in connection with the Company's plan to modify its reporting requirements as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon approval of this request, the Company will file the Monthly Operating Reports with the SEC as exhibits to its current reports on Form 8-K, in lieu of filing its annual and quarterly reports on Form 10-K and Form 10-Q, respectively, as required under the Exchange Act.

In addition, the Company was notified by The Nasdaq Stock Market ("NASDAQ") on June 15, 2001, that the Company was no longer in compliance with the minimum $4,000,000 net tangible assets requirement for NASDAQ under Rule 4450(a)(3). Effective the morning of June 25, 2001, the Company's common stock was delisted from NASDAQ.



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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)       Exhibits:  The  following  exhibits  are filed as part of this Current
          Report:

          99.1 Motion for Approval of Asset Purchase Agreement with Sylvan Learning Systems, Inc.

          99.2 Emergency Motion for an Order Establishing Bidding Procedures For Sale of Substantially All of Its Assets Free and Clear of Liens, Claims, Encumbrances and Interests Pursuant to Asset Purchase Agreement.

          99.3    Press Release dated August 14, 2001.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 28, 2001                CALIBER LEARNING NETWORK, INC.




                                       By: /s/ MARK YANSON
                                          --------------------------------------
                                          Mark Yanson
                                          Vice President and
                                            Chief Financial Officer




















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